EXHIBIT 10.2

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 7, 2019 (this “Amendment”), to the Second Amended and Restated Credit Agreement, dated as of February 15, 2018 (the “Credit Agreement”), among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation (the “Borrower”), ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company (the “Co-Borrower” and, together with the Borrower, the “Borrowers”), the lenders from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrowers have requested that the Required Lenders approve certain amendments to the Credit Agreement, pursuant to Section 10.1 of the Credit Agreement, as set forth herein; and

WHEREAS, pursuant to such request, the Required Lenders are willing to consent to such amendments on the terms set forth herein;

NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrowers, the Administrative Agent and the Required Lenders hereby agree as follows:

section 1Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

section 2Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

““Practice Fusion Settlement”: the settlement of those matters disclosed in the Borrower’s Form 10-Q for the fiscal quarter ended March 31, 2019 in Note 13 (Contingencies) related to Practice Fusion, Inc.”

(b)Section 1.1 of the Credit Agreement is hereby amended by amending clause (iv) of the definition of “EBITDA” by: (1) removing the word “and” at the end of subclause (g) thereof and (2) adding the following language immediately prior to the text “and minus” at the end of subclause (h) thereof:

“and (i) without duplication, non-recurring charges recorded by the Borrower or its Subsidiaries in connection with (x) amounts reserved in accordance with GAAP in respect of amounts reasonably expected to be paid and (y) amounts paid, in each case pursuant to the Practice Fusion Settlement and related legal defense costs; provided that the aggregate amount of charges added back pursuant to this clause (i) over the term of this Agreement shall not exceed the maximum amount disclosed to Lenders at the July 31, 2019 meeting”.

section 3EBITDA Calculation. For the avoidance of doubt, upon the effectiveness of this Amendment, EBITDA for the fiscal quarter ending June 30, 2019 shall be calculated after giving effect to this Amendment.

section 4Effectiveness.  This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a)Amendment.  The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrowers, the Required Lenders and the Administrative Agent.

(b)Fees.  The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date for which invoices have been presented, including all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document.

section 5Continuing Effect of the Credit Agreement.  This Amendment shall not (a) constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein, (b) be construed as a waiver or consent to any further or future action on the part of any Borrower that would require a waiver or consent of the Lenders or the Administrative Agent, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrowers, any other Loan Party or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Except as expressly amended hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect.  Each Loan Party hereby agrees that with respect to each Loan Document to which it is a party (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect, and the perfected status and priority of each such Lien and security interest continues in full force and effect, unimpaired, uninterrupted and undischarged, on a continuous basis after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and its guarantees in the Loan Documents. The Borrowers and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

section 6Representations and Warranties.  The Borrowers hereby represent and warrant that, on and as of the First Amendment Effective Date, after giving effect to this Waiver:

(a)each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (or in all respects if qualified by materiality); and

(b)no Default or Event of Default has occurred and is continuing.

section 7Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

section 8GOVERNING LAW; WAIVER OF JURY TRIAL.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.18 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

section 9Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., as Borrower By:/S/ Dennis M. Olis Name:Dennis M. Olis Title:Chief Financial Officer
ALLSCRIPTS HEALTHCARE, LLC, as Co‑Borrower By:/S/ Dennis M. Olis Name:Dennis M. Olis Title:Chief Financial Officer

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender By:/S/ Tracy Martinov Name:Tracy Martinov Title:Authorized Signatory

[Signature Page to Amendment]

FIFTH THIRD BANK, as a Lender By:/S/ Nathaniel E. Sher Name:Nathaniel E. Sher Title:Senior Vice President

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SunTrust Bank, as a Lender By:/S/ Locksley Randle Name:Locksley Randle Title:Vice President

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KeyBank National Association, as a Lender By:/S/ Suzannah Valdivia Name:Suzannah Valdivia Title:Senior Vice President

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WELLS FARGO BANK, N.A., as a Lender By:/S/ Jonathan Antonio Name:Jonathan Antonio Title:Vice President

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Bank of America, N.A., as a Lender By:/S/ Linda E-C. Alto Name:Linda E-C. Alto Title:Senior Vice President

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U.S. Bank National Association, as a Lender By:/S/ Ryan M. Black Name:Ryan M. Black Title:Vice President

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Royal Bank of Canada, as a Lender By:/S/ Diana Lee Name:Diana Lee Title:Authorized Signatory

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City National Bank, N.A., as a Lender By:/S/ Carlie Polston Name:Carlie Polston Title:Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By:/S/ Michael Strobel Name:Michael Strobel Title:Vice President
By:/S/ Yumi Okabe Name:Yumi Okabe Title:Vice President

[Signature Page to Amendment]

[DNB Capital LLC], as a Lender By:/S/ Devan Patel Name:Devan Patel Title:Vice President
[DNB Capital LLC], as a Lender By:/S/ Philip F. Kurpiewski Name:Philip F. Kurpiewski Title:Senior Vice President

[Signature Page to Amendment]

CITIZENS BANK, N.A., as a Lender By:/S/ Martin Rohan Name:Martin Rohan Title:Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender By:/S/ Edward Han Name:Edward Han Title:Vice President

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BBVA USA f/k/a Compass Bank, as a Lender By:/S/ Jeffrey Bork Name:Jeffrey Bork Title:Senior Vice President

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BANK OF THE WEST, as a Lender By:/S/ David Wang Name:David Wang Title:Director

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CIBC BANK USA, as a Lender By:/S/ Anne Howaniec Name:Anne Howaniec Title:Managing Director

[Signature Page to Amendment]

BMO Harris Bank, NA, as a Lender By:/S/ Carl E. Skoog Name:Carl E. Skoog Title:Senior Vice President